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                                                              GC COMPANIES, INC.
                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in Registration Statement No. 33-76196 of GC Companies, Inc. on Form S-8 of our report dated December 9, 1997, appearing in and incorporated by reference in this Annual Report on Form 10-K of GC Companies, Inc. for the year ended October 31, 1997.

Deloitte & Touche LLP
Boston, Massachusetts
January 26, 1998